UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

(WIA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Investment objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

What’s inside

Letter to shareholders	II

Investment commentary	V

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Financial highlights	11

Notes to financial statements	12

Dividend reinvestment plan	28

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund. As investment adviser for the Fund, we are pleased to submit the Fund’s semi-annual shareholder report for the six-month reporting period ended June 30, 2011.

For the six months ended June 30, 2011, the Fund returned 4.74% based on its net asset value (“NAV”)i and 2.18% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 5.38% and 5.84%, respectively, for the same period. The Barclays World Government Inflation-Linked All Maturities Indexiv and the Fund’s Custom Benchmarkv returned 7.69% and 5.60%, respectively, over the same time frame. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The largest contributor to absolute performance for the period was a large exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”)vi. TIPS generated a positive excess return over the period with rising inflation expectations and elevated commodity prices. TIPS yields fell more than Treasury yields which resulted in a widening of breakeven inflation. Exposure to investment grade credit securities was additive to total return. Our Australian inflation-protected securities also contributed to total return over the period. Elsewhere, small exposure to non-agency mortgage securities slightly contributed to return, although strong demand in the first quarter was dampened by a price decline in the second quarter as Maiden Lane II holdings sold by the Federal Reserve Bank of New Yorkvii entered the market. During the first half of the reporting period, we used leverage to increase our TIPS exposure. The use of leverage during this period was a small contributor to performance. The leverage was taken off the Fund by the end of March.

During the period, the Fund employed both U.S. Treasury futures and options-on-futures for Treasuries to manage durationviii and yield curveix exposure. These Treasury derivatives had a negative impact on performance for the

Western Asset/Claymore Inflation-Linked Securities & Income Fund	III

period. Credit default swaps and forward foreign currency contracts utilized had a negligible effect on results.

As of June 30, 2011, the Fund’s market price of $12.90 per share represented a discount of 4.94% to its NAV of $13.57 per share. In January and February of 2011, the Fund provided its investors with monthly distributions of $0.035 per share. In each month from March through June of 2011, the Fund paid monthly distributions of $0.032 per share. The most recent dividend represents an annualized distribution rate of 2.98% based on the Fund’s closing market price of $12.90 per share on June 30, 2011.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under normal market conditions and at the time of purchase, the Fund will invest:

•                  At least 80% of its total managed assetsx in inflation-linked securities

•                  At least 60% of its total managed assets in TIPS

•                  No more than 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. The Fund will not invest in bonds that are below investment grade quality at the time of purchase. Up to 20% of the Fund’s portfolio securities may represent corporate debt securities of investment grade quality at the time of their purchase that are not inflation-linked securities. To the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationxi of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund expects to continue its use of credit default swaps.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 27 of this report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

IV	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Letter to shareholders (cont’d)

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/wia.

Sincerely,

Western Asset Management Company

July 29, 2011

i

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.
iii

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv	The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.
v

The Custom Benchmark is comprised of 90% Barclays U.S. Government Inflation-Linked All Maturities Index and 10% Barclays Capital U.S. Credit Index. The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vii

The Federal Reserve Bank of New York is responsible for executing the central bank’s monetary policy by reviewing price inflation and economic growth, and by regulating the banks within its territory. It provides cash to banks within its district, as well as monitoring electronic deposits.

viii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
x	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).
xi

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

Western Asset/Claymore Inflation-Linked Securities & Income Fund	V

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction,

VI	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Investment commentary (cont’d)

whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign

Western Asset/Claymore Inflation-Linked Securities & Income Fund	VII

core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 2.72%.

Inflation was fairly well-contained during the reporting period. For the six months ended June 30, 2011, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vii, was 3.0%. The CPI-U less food and energy was 1.4% over the same time frame. Inflation-protected securities generated positive results during the six months ended June 30, 2011, with the Barclays U.S. Government Inflation-Linked All Maturities Indexviii returning 5.84%.

Performance review

For the six months ended June 30, 2011, Western Asset/Claymore Inflation-Linked Securities & Income Fund returned 4.74% based on its net asset value (“NAV”)ix and 2.18% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexx and the Barclays U.S. Government Inflation-Linked All Maturities Index, returned 5.38% and 5.84%, respectively, over the same time frame. The Barclays World Government Inflation-Linked All Maturities Indexxi and the Fund’s Custom Benchmarkxii returned 7.69% and 5.60%, respectively, for the same period.

During this six-month period, the Fund made distributions to shareholders totaling $0.20 per share, which may have included a return of capital. The performance table on the following page shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2011. Past performance is no guarantee of future results.

VIII	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Investment commentary (cont’d)

Performance Snapshot as of June 30, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$13.57 (NAV)	4.74%†
$12.90 (Market Price)	2.18%‡

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively.
†	Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.
‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Western Asset Management Company

July 29, 2011

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation-protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuations, as well as social, economic and political risks. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	IX

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

viii

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.
xi	The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.
xii

The Custom Benchmark is comprised of 90% Barclays U.S. Government Inflation-Linked All Maturities Index and 10% Barclays Capital U.S. Credit Index. The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives such as forward foreign currency contracts, futures contracts and swaps. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BUSGIMI	— Barclays U.S. Government Inflation-Linked All Maturities Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BUSGIMI	— Barclays U.S. Government Inflation-Linked All Maturities Index
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Non-$	— Non U.S. dollar
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

4	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2011

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 87.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	4,783,529	$5,498,069
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	62,831,189	68,652,875
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	25,384,257	26,562,236
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	3,571,327	4,147,761
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	7,591,345	10,401,920
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	10,330,576	11,241,764	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	6,417,437	6,972,443
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	10,276,598	10,579,274
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/13	40,585,214	43,121,789
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	32,297,322	34,795,326
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	4,154,336	4,407,165
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	4,938,606	5,385,782
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	11,893,861	12,901,128
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	12,036,044	12,553,221
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	1,508,606	1,663,474
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	8,343,153	8,531,525
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,516,352	2,879,650
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	14,985,734	17,095,441
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	15,831,617	17,409,840
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	10,709,043	11,627,675
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	2,932,468	3,332,017
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	17,703,300	18,726,763
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	8,161,605	8,475,321
Total U.S. Treasury Inflation Protected Securities (Cost — $320,233,315)				346,962,459
Asset-Backed Securities — 0.6%
Ameriquest Mortgage Securities Inc., 2005-R11 A2D	0.516%	1/25/36	50,000	40,431	(b)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.741%	9/25/27	2,314	1,898	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.011%	8/25/33	40,000	32,951	(b)
Bayview Financial Asset Trust, 2007-SR1A A	0.636%	3/25/37	543,483	396,742	(b)(c)
Countrywide Asset-Backed Certificates, 2002-4 A1	0.926%	2/25/33	1,572	1,506	(b)
Countrywide Home Equity Loan Trust, 2007-GW A	0.737%	8/15/37	860,933	714,990	(b)
EMC Mortgage Loan Trust, 2004-C A1	0.736%	3/25/31	32,708	25,930	(b)(c)
Novastar Home Equity Loan, 2003-2 A1	0.796%	9/25/33	1,023,953	891,179	(b)
SLC Student Loan Trust, 2008-1 A4A	1.847%	12/15/32	100,000	102,475	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	281,257	263,045
Total Asset-Backed Securities (Cost — $1,498,519)				2,471,147
Collateralized Mortgage Obligations — 2.1%
Banc of America Mortgage Securities, 2003-D	2.872%	5/25/33	74,790	70,741	(b)
Banc of America Mortgage Securities, 2005-F 2A2	2.947%	7/25/35	124,239	102,190	(b)

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	5

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.385%	11/25/34	178,587	$173,303	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.851%	2/25/37	45,577	42,433	(b)
Countrywide Alternative Loan Trust, 2004-J1	6.000%	2/25/34	9,971	10,233
Countrywide Home Loans, 2005-R2 1AF1	0.526%	6/25/35	580,272	524,489	(b)(c)
Countrywide Home Loans, 2005-R3 AF	0.586%	9/25/35	1,066,474	951,615	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2003-56 6A1	3.025%	12/25/33	565,954	498,364	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.486%	5/25/35	178,169	121,860	(b)
CS First Boston Mortgage Securities Corp., 2004-AR6 2A1	2.778%	10/25/34	45,883	42,574	(b)
GSR Mortgage Loan Trust, 2004-11 1A1	3.065%	9/25/34	293,266	244,251	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.851%	11/25/37	190,717	153,381	(b)
JPMorgan Mortgage Trust, 2003-A1 1A1	2.127%	10/25/33	79,906	79,559	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.714%	2/25/34	30,876	30,877	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.969%	11/25/33	17,009	16,682	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.836%	11/21/34	350,000	333,917	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.071%	1/25/29	11,911	11,259	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.544%	2/25/34	33,837	32,866	(b)
Morgan Stanley Capital I, 2004-RR2 X	0.828%	10/28/33	829,151	7,255	(b)(c)(d)(e)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	18,009	19,279
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	136,480	137,397
Sequoia Mortgage Trust, 2003-8 A1	0.826%	1/20/34	35,892	30,877	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2005-3XS A3	0.556%	1/25/35	357,565	352,668	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.156%	9/25/37	254,893	247,629	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.715%	8/25/33	32,627	31,960	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR3 A2	2.576%	3/25/35	3,229,132	2,978,816	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 1A1	5.413%	2/25/37	357,685	234,548	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	44,990	46,766
Washington Mutual Inc., Pass-Through Certificates, 2003-AR10 A7	2.624%	10/25/33	114,487	112,584	(b)
Washington Mutual MSC Mortgage Pass-Through Certificates, 2002-MS12 B2	6.500%	5/25/32	472,580	440,483
Total Collateralized Mortgage Obligations (Cost — $5,766,555)				8,080,856

See Notes to Financial Statements.

6	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 2.4%
Consumer Staples — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	680,000		$719,420
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	1,650,000		1,764,340
Total Consumer Staples					2,483,760
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	190,000		201,400	(c)
Financials — 1.5%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	1,330,000		1,403,991
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	2,060,000		0	(c)(d)(e)(f)(g)
Total Capital Markets					1,403,991
Commercial Banks — 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,240,000		0	(c)(d)(e)(f)(g)
Diversified Financial Services — 1.0%
Bank of America Corp., Senior Notes	4.500%	4/1/15	940,000		982,770
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,590,000		1,749,696
UFJ Finance Aruba AEC	6.750%	7/15/13	1,025,000		1,126,271
Total Diversified Financial Services					3,858,737
Insurance — 0.2%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	630,000		656,619
Total Financials					5,919,347
Health Care — 0.2%
Health Care Providers & Services — 0.2%
HCA Inc., Senior Notes	5.750%	3/15/14	1,000,000		1,013,750
Total Corporate Bonds & Notes (Cost — $12,406,613)					9,618,257
Non-U.S. Treasury Inflation Protected Securities — 5.0%
Australia — 3.0%
Australia Government, Bonds	4.000%	8/20/20	3,780,000	AUD	6,785,016
Australia Government, Bonds	3.075%	9/20/25	4,270,000	AUD	5,099,780
Total Australia					11,884,796
France — 2.0%
French Treasury Notes, Notes	0.450%	7/25/16	5,442,261	EUR	7,806,069
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $17,442,194)					19,690,865

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	7

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Sovereign Bonds — 0.5%
Russia — 0.5%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost — $1,563,960)	7.500%	3/31/30	1,608,900	$1,896,491	(c)
Total Investments before Short-Term Investments (Cost — $358,911,156)				388,720,075
Short-Term Investments — 1.1%
Repurchase Agreements — 1.1%
Deutsche Bank Securities Inc. repurchase agreement dated 6/30/11; Proceeds at maturity — $4,447,001 (Fully collateralized by U.S. government agency obligations, 3.500% due 8/17/20; Market value — $4,535,942) (Cost — $4,447,000)	0.010%	7/1/11	4,447,000	4,447,000
Total Investments — 99.4% (Cost — $363,358,156#)				393,167,075
Other Assets in Excess of Liabilities — 0.6%				2,384,056
Total Net Assets — 100.0%				$395,551,131

†           Face amount denominated in U.S. dollars, unless otherwise noted.

(a)       All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)      Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)       Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)      Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)       Illiquid security.

(f)         The coupon payment on these securities is currently in default as of June 30, 2011.

(g)      Value is less than $1.

#          Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD  — Australian Dollar

EUR   — Euro

See Notes to Financial Statements.

8	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $363,358,156)	$393,167,075
Foreign currency, at value (Cost — $83,181)	85,256
Cash	174
Interest receivable	2,717,057
Swaps, at value (net premiums paid — $0)	71,964
Receivable from broker — variation margin on open futures contracts	28,645
Receivable for open swap contracts	2,903
Prepaid expenses	9,989
Total Assets	396,083,063
Liabilities:
Unrealized depreciation on forward foreign currency contracts	148,005
Investment advisory fee payable	130,062
Trustees’ fees payable	51,357
Servicing agent fees payable	48,774
Administration fee payable	8,219
Accrued expenses	145,515
Total Liabilities	531,932
Total Net Assets	$395,551,131

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 29,152,821 shares issued and outstanding (Note 5)	$402,876,426
Undistributed net investment income	4,790,675
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(41,903,162)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	29,787,192
Total Net Assets	$395,551,131

Shares Outstanding	29,152,821

Net Asset Value	$13.57

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$12,688,213

Expenses:
Investment management fee (Note 2)	786,455
Servicing agent fees (Note 2)	294,921
Trustees’ fees	54,107
Administration fees (Note 2)	49,589
Legal fees	48,248
Shareholder reports	37,184
Transfer agent fees	28,812
Audit and tax	18,897
Fund accounting fees	17,132
Stock exchange listing fees	13,056
Custody fees	9,120
Interest expense (Note 3)	8,402
Insurance	5,012
Total Expenses	1,370,935
Net Investment Income	11,317,278

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,211,821
Futures contracts	(1,250,401)
Written options	232,911
Swap contracts	47,764
Foreign currency transactions	(897,297)
Net Realized Loss	(655,202)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,049,356
Futures contracts	58,246
Swap contracts	6,608
Foreign currencies	303,240
Change in Net Unrealized Appreciation (Depreciation)	7,417,450
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	6,762,248
Increase in Net Assets From Operations	$18,079,526

See Notes to Financial Statements.

10	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$ 11,317,278	$ 9,626,133
Net realized loss	(655,202)	(5,023,648)
Change in net unrealized appreciation (depreciation)	7,417,450	17,320,527
Increase in Net Assets From Operations	18,079,526	21,923,012

Distributions to Shareholders From (Note 1):
Net investment income	(5,772,258)	(10,444,127)
Return of capital	—	(2,762,101)
Decrease in Net Assets From Distributions to Shareholders	(5,772,258)	(13,206,228)
Increase in Net Assets	12,307,268	8,716,784

Net Assets:
Beginning of period	383,243,863	374,527,079
End of period*	$395,551,131	$383,243,863
* Includes undistributed and overdistributed net investment income, respectively, of:	$4,790,675	$(754,345)

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	11

Financial highlights

For a share of common stock outstanding throughout each year ended December 31, unless otherwise noted:

	2011[1]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$13.15	$12.85	$11.48	$13.38	$12.83	$13.50

Income (loss) from operations:
Net investment income[2]	0.39	0.33	0.35	0.82	0.70	0.72
Net realized and unrealized gain (loss)	0.23	0.42	1.49	(1.87)	0.54	(0.46)
Distributions paid to auction rate preferred stockholders from:
Net investment income	—	—	—	—	—	(0.30)
Total income (loss) from operations	0.62	0.75	1.84	(1.05)	1.24	(0.04)

Less distributions from:
Net investment income	(0.20)	(0.36)	(0.37)	(0.85)	(0.69)	(0.43)
Return of capital	—	(0.09)	(0.10)	—	—	(0.20)
Total distributions	(0.20)	(0.45)	(0.47)	(0.85)	(0.69)	(0.63)
Net asset value, end of period	$13.57	$13.15	$12.85	$11.48	$13.38	$12.83
Market price, end of period	$12.90	$12.82	$12.30	$10.80	$11.73	$11.42
Total return, based on NAV[3]	4.74%	5.91%	16.39%	(8.24)%	9.95%	(0.27)%
Total return, based on Market Price[3,4]	2.18%	7.99%	18.51%	(0.91)%	8.95%	0.40%
Net assets, end of period (000s)	$395,551	$383,244	$374,527	$334,567	$389,980	$374,119

Ratios to average net assets[5,6]:
Gross expenses	0.71%[7]	0.76%	0.97%	1.21%	0.91%	1.36%
Net expenses[8]	0.71 [7]	0.76	0.97	1.21	0.91	1.36
Net expenses, excluding interest expense[8]	0.71 [7]	0.73	0.87	0.83	0.76	1.16
Net investment income	5.88 [7]	2.52	2.91	6.29	5.45	5.50

Portfolio turnover rate	16%	43%	43%	52%	72%	146%

Auction Rate Preferred Stock:
Asset Coverage[9]	N/A	N/A	N/A	N/A	N/A	N/A [10]

1	For the six months ended June 30, 2011 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Calculated on the basis of average net assets of common stock shareholders.
6

Gross expenses reflects operating expenses prior to any compensating balance arrangements and/or fees forgone. Net expenses reflects expenses less any compensating balance arrangements and/or fees forgone.

7	Annualized.
8	The impact of compensating balance arrangements, if any, was less than 0.01%.
9	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.
10	The last series of preferred shares was redeemed on November 22, 2006.

See Notes to Financial Statements.

12	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (“Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the last quoted bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•       Level 1 — quoted prices in active markets for identical investments

•       Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	13

•       Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$346,962,459	—	$346,962,459
Asset-backed securities	—	2,471,147	—	2,471,147
Collateralized mortgage obligations	—	8,073,601	$7,255	8,080,856
Corporate bonds & notes	—	9,618,257	0*	9,618,257
Non-U.S. treasury inflation protected securities	—	19,690,865	—	19,690,865
Sovereign bonds	—	1,896,491	—	1,896,491
Total long-term investments	—	$388,712,820	$7,255	$388,720,075
Short-term investments†	—	4,447,000	—	4,447,000
Total investments	—	$393,159,820	$7,255	$393,167,075
Other financial instruments:
Futures contracts	$51,880	—	—	$ 51,880
Credit default swaps on corporate issues — sell protection	—	$ 71,964	—	71,964
Total other financial instruments	$51,880	$ 71,964	—	$ 123,844
Total	$51,880	$393,231,784	$7,255	$393,290,919

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$ 148,005	—	$ 148,005

†  See Schedule of Investments for additional detailed categorizations.

*  Value is less than $1.

14	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations	Corporate Bonds & Notes		Total
Balance as of December 31, 2010	$8,580	$ 0	*	$8,580
Accrued premiums/discounts	—	—		—
Realized gain (loss)	—	—		—
Change in unrealized appreciation (depreciation)[1]	(342)	—		(342)
Net purchases (sales)	(983)	—		(983)
Transfers into Level 3	—	—		—
Transfers out of Level 3	—	—		—
Balance as of June 30, 2011	$7,255	$ 0	*	$7,255
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011[1]	$ (342)	—		$ (342)

*      Value is less than $1.00.

1        This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	15

restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

16	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	17

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2011, the total notional value of all credit default swaps to sell protection is $3,800,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended June 30, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and

18	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	19

denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in

20	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $148,005. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	21

Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management Agreement with Western Asset Management Company (Investment Adviser), which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Adviser to

22	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan”) are the Fund’s investment advisers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Guggenheim Funds Distributors, Inc., formerly Claymore Securities, Inc. (“Servicing Agent”) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in a maximum amount equal to 0.15% of the Fund’s average weekly assets.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (Administrator), an affiliate of the Investment Adviser, provides certain administrative and accounting functions for the Fund. In consideration for these services, the Fund pays the Administrator a monthly fee at an annual rate of $100,000.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$7,818,928	$53,079,850
Sales	3,293,807	97,896,571

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$33,358,140
Gross unrealized depreciation	(3,549,221)
Net unrealized appreciation	$29,808,919

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	23

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$12,195,897	0.23%	$35,243,436

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.12% to 0.28% during the six months ended June 30, 2011. Interest expense incurred on reverse repurchase agreements totaled $8,402.

At June 30, 2011, the Fund had no open reverse repurchase agreement outstanding.

During the six months ended June 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	—	—
Options written	434	$ 247,425
Options closed	(91)	(76,486)
Options exercised	(83)	(13,347)
Options expired	(260)	(157,592)
Written options, outstanding as of June 30, 2011	—	—

At June 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 5-Year Notes	97	9/11	$11,613,825	$11,561,945	$51,880

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Euro	Citibank, N.A.	433,763	$ 628,138	8/18/11	$ (15,690)
Contracts to Sell:
Australian dollar	Credit Suisse First Boston Inc.	10,104,275	10,768,858	8/18/11	(114,910)
Euro	Citibank, N.A.	5,409,973	7,834,254	8/18/11	(17,157)
Euro	Credit Suisse First Boston Inc.	456,306	660,782	8/18/11	(248)
					(132,315)
Net unrealized loss on open forward foreign currency contracts					$(148,005)

24	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At June 30, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2011[3]	Periodic Payments Received by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Securities Inc. (SLM Corp., 5.125%, due 8/27/12)	$3,800,000	12/20/12	1.22%	2.500% Quarterly	$71,964	—	$71,964

1                   If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2                   The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3                   Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

‡                    Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Futures contracts[2]	$51,880	—	$ 51,880
Swap contracts[3]	—	$71,964	71,964
Total	$51,880	$71,964	$123,844

LIABILITY DERIVATIVES1

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$ 148,005

1                   Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	25

2                   Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3                   Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$ (294,473)	$ (369,835)	—	$ (664,308)
Written options	232,911	—	—	232,911
Futures contracts	(1,250,401)	—	—	(1,250,401)
Swap contracts	—	—	$47,764	47,764
Forward foreign currency contracts	—	(1,198,280)	—	(1,198,280)
Total	$(1,311,963)	$(1,568,115)	$47,764	$(2,832,314)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	—	$170,629	—	$170,629
Futures contracts	$58,246	—	—	58,246
Swap contracts	—	—	$6,608	6,608
Forward foreign currency contracts	—	415,942	—	415,942
Total	$58,246	$586,571	$6,608	$651,425

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 34,754
Written options†	6,964
Futures contracts (to buy)†	638,498
Futures contracts (to sell)	13,412,323
Forward foreign currency contracts (to buy)	5,792,522
Forward foreign currency contracts (to sell)	20,446,443

Average Notional Balance
Credit default swap contracts (to sell protection)	$3,800,000

†  At June 30, 2011, there were no open positions held in this derivative.

26	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

5. Common shares

Of the 29,152,821 shares of common stock outstanding at June 30, 2011, the Investment Adviser owned 6,981 shares.

6. Trustee compensation

Each Independent Trustee receives a fee of $20,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

7. Distributions subsequent to June 30, 2011

On June 1, 2011, the Board of Directors (the “Board”) of the Fund declared two distributions, each in the amount of $0.032 per share, payable on July 29, 2011 and August 31, 2011 to shareholders of record on July 15, 2011 and August 15, 2011, respectively.

8. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $38,747,912, of which $23,725,089 expires in 2014, $4,099,686 expires in 2015, $4,931,505 expires in 2017 and $5,991,632 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	27

10. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on May 24, 2011. Of the 29,152,821 common shares outstanding, the following shares were voted at the meeting:

Election of Trustee:	For	Withheld
Ronald A. Nyberg	22,616,140	787,548

28	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2011 Semi-Annual Report	29

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY 10038. Investor Relations telephone number 1-888-888-0151.

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.guggenheimfunds.com/wia), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Western Asset/Claymore

Inflation-Linked Securities & Income Fund

Trustees

R. Jay Gerken

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

R. Jay Gerken

President

Charles A. Ruys de Perez

Vice President

Todd F. Kuehl

Chief Compliance Officer

Kaprel Ozsolak

Principal Financial and Accounting Officer

Erin K. Morris

Treasurer

Mark E. Mathiasen

Secretary

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Servicing agent

Guggenheim Funds Distributors, Inc.

2455 Corporate West Drive

Lisle, IL 60532

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer agent

American Stock Transfer & Trust Company LLC

59 Maiden Lane

New York, NY 10038

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•                  Personal information included on applications or other forms;

•                  Account balances, transactions, and mutual fund holdings and positions;

•                  Online account access user IDs, passwords, security challenge question responses; and

•                  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•                  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•                  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•                  The Funds’ representatives such as legal counsel, accountants and auditors; and

•                  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund
385 East Colorado Boulevard
Pasadena, CA 91101

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at www.guggenheimfunds.com/wia and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX013850-S-(8-11)

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a) (1)	Not applicable.
Exhibit 99.CODE ETH

	(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Trustee and President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Trustee and President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	August 26, 2011